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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                  JUNE 28, 1999



                                 RES-CARE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           KENTUCKY                       0-20372               61-0875371
-------------------------------      ----------------       -------------------
(State or other jurisdiction of      (Commission File          (IRS Employer
incorporation or organization)            Number)           Identification No.)


          10140 LINN STATION ROAD
           LOUISVILLE, KENTUCKY                                   40223
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (502) 394-2100



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On June 28, 1999, Res-Care, Inc. ("ResCare") completed its previously announced merger with privately-held PeopleServe, Inc. ("PeopleServe"), based in Dublin, Ohio. PeopleServe also operates facilities and programs for persons with mental retardation and other developmental disabilities. On July 13, 1999, the Company filed a report on Form 8-K to report that the Company had completed the merger and that any required financial statements would be filed within 60 days of the due date of the initial filing. ResCare has now determined that no additional financial statements are required.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of Businesses Acquired and (b) Pro Forma Financial Information

        The required financial statements and pro forma financial information were filed as part of and are incorporated herein by reference from the definitive Proxy Statement/Prospectus filed pursuant to Rule 424(b)(3) on May 7, 1999 (Commission File No. 333-75875).




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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



RES-CARE, INC.



Date: September 10, 1999                           By: /s/ Ronald G. Geary
     ---------------------                           --------------------------
                                                     Ronald G. Geary
                                                     Chairman, President and
                                                       Chief Executive Officer



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